Exhibit 99.1

Unity Bancorp Reports Third Quarter and Nine Month Earnings

          CLINTON, N.J., Oct. 19 /PRNewswire-FirstCall/ -- Unity Bancorp, Inc. (Nasdaq: UNTY), parent company of Unity Bank, reported net income of $1.6 million, or $0.23 per diluted share, for the quarter ended September 30, 2006, compared to net income of $1.6 million, or $0.24 per diluted share, for the quarter ended September 30, 2005.  Return on average assets and average common equity for the third quarter of 2006 were 0.95% and 15.00%, respectively, as compared to 1.09% and 16.36%, respectively, for the third quarter of 2005.

          For the nine months ended September 30, 2006, net income was $4.9 million or $0.71 per diluted share, a 10.4% increase from the $4.5 million, or $0.66 per diluted share for the same period a year ago.  Return on average assets and average common equity for the nine months ended September 30, 2006, were 1.02% and 15.54%, respectively, as compared to 1.08% and 15.82%, respectively, for the prior year’s comparable period.

          ”Considering the challenging rate environment, we are pleased with operating results for the third quarter and continue to remain optimistic about future earnings trends,” said Unity President and Chief Executive Officer, James A. Hughes.  “The Company continues to execute its long-term plan by growing its customer base and expanding market share.”

          Net interest income was $5.9 million for the third quarter of 2006, a 3.6% increase compared to a year ago.  The increase in net interest income was due primarily to an increase in net interest-earning assets, partially offset by a decrease in net interest spread.  Net interest margin was 3.79% for the third quarter of 2006, compared to 4.12% for the third quarter of 2005.  The Federal Reserve Board has raised rates 17 times, or 425 basis points, since 2004. These increases have resulted in an inverted yield curve, substantially increasing the Company’s cost of funds. Despite this environment, the Company was able to grow net interest income.  The effect of the yield curve may cause the net interest margin to further contract during the remainder of 2006.

          The provision for loan losses for the third quarter of 2006 was $400 thousand, compared to $675 thousand for the quarter ended September 30, 2005. Net loan charge-offs for the quarter ended September 30, 2006 were $177 thousand, compared to net-charge offs of $356 thousand for the quarter ended September 30, 2005.

          Total non-interest income for the third quarter of 2006 was $2.2 million, up 5.2% from the same period a year ago.  Service charges on deposits for the third quarter decreased 14.6% compared to the third quarter of 2005 due to lower levels of overdraft fees.  Service and loan fees for the third quarter of 2006 increased 3.8% from a year ago, due to an increase in prepayment fees on commercial loans and loan processing fees.  Gains on sales of SBA loans amounted to $927 thousand for the third quarter of 2006, compared to $877 thousand for the quarter ended September 30, 2005.

          Total non-interest expenses for the third quarter of 2006 were $5.3 million, an increase of 16.0% from the prior year’s comparable quarter. Compensation and benefits increased 18.7%, due to increased head count, merit increases and rising health insurance costs.  Processing and communications increased 2.6%, due to increased transactional volume.  Furniture and equipment and occupancy costs increased 11.0% and 13.7% respectively. Increased expenses were due, in part, to the addition of a new branch in the fourth quarter of 2005 and the refurbishment of the existing branch network. Professional service fees increased due to increased internal and external audit, loan review and supervisory costs.  Loan servicing costs increased 66.7%, due to higher collection expenses on delinquent loans.

          Total assets at September 30, 2006 were $671.3 million, a 10.1% increase from September 30, 2005.  The increase in assets from the prior year was primarily due to growth in the Company’s loan portfolio.  Total loans at September 30, 2006 were $498.8 million, a 14.7% increase from September 30, 2005.  The growth in the loan portfolio occurred primarily in commercial lending.  Commercial loans increased $65.9 million, or 27.2%; SBA loans were flat from the prior year; residential mortgage loans decreased 2.7% from the prior year; and consumer loans were flat from a year ago.

          “In 2007, the Company anticipates expanding its SBA program,” said Mr. Hughes.  “We have targeted growth areas on the East coast where we believe we can increase our position as a national SBA lender.”

          At September 30, 2006, the allowance for loan losses was $7.5 million, or 1.50% of total loans, compared to 1.51% at September 30, 2005.  Non-performing assets at September 30, 2006 were $6.5 million, or 1.30% of total loans and OREO, as compared to $5.7 million or 1.32% of total loans and OREO from a year ago.  There were $658 thousand of loans past due greater than 90 days and still accruing as of September 30, 2006. The increase in non-accrual loans is primarily due to the addition of several large commercial credits that are well collateralized.

          Total deposits at September 30, 2006, were $557.5 million, a 7.5% increase from September 30, 2005.  This increase was primarily the result of growth in savings accounts and time deposits, partially offset by the decline in interest bearing checking accounts and demand deposit accounts.  Savings accounts increased $41.4 million, or 26.8% from September 30, 2005, due to a high-yield savings product.  Time deposits increased $29.8 million, or 20.7%, from September 30, 2005. Non-interest bearing demand deposit accounts decreased $4.1 million, or 5.0% from September 30, 2005.

          Total shareholders’ equity was $45.6 million at September 30, 2006, a 15.5% increase from September 30, 2005.  The increase in shareholders’ equity was primarily due to retained profits, partially offset by the payment of cash dividends and a decline in other comprehensive income.

          As of September 30, 2006, the Company’s Tier I leverage ratio was 9.12%, Tier I risk-based capital ratio was 10.92%, and total risk-based capital ratio was 12.91%.  All regulatory capital ratios exceeded the well-capitalized, federal capital adequacy requirements as of September 30, 2006.

          Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $671 million in assets and $557 million in deposits.  Unity Bank provides financial services to retail, corporate and small business customers through its 14 retail service centers located in Hunterdon, Middlesex, Somerset, Union and Warren counties in New Jersey.  For additional information about Unity visit our website at http://www.unitybank.com or call 800 618-BANK.

          This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance.  These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals.  These factors include general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, and results of regulatory exams, among other factors.

Unity Bancorp, Inc.
Consolidated Financial Highlights
 (Dollars in thousands, except per share data)

	Sep. 30, 2006	Jun. 30, 2006	Sep. 30, 2005	Sep. 06 vs.

				Jun. 06	Sep. 05

BALANCE SHEET DATA:
Assets	$671,311	$670,870	$609,916	0.1%	10.1%
Deposits	557,451	576,376	518,696	(3.3)	7.5
Loans	498,842	484,622	434,749	2.9	14.7
Securities	112,817	108,979	103,012	3.5	9.5
Shareholders’ equity	45,643	43,446	39,526	5.1	15.5
Allowance for loan losses	7,480	7,257	6,558	3.1	14.1
FINANCIAL DATA - QUARTER TO DATE:
Net income before taxes	$2,471	$2,429	$2,612	1.7%	(5.4)%
Federal and state income tax provision	844	792	993	6.6	(15.0)
Net income	1,627	1,637	1,619	(0.6)	0.5
Per share-basic	0.25	0.25	0.25	—	—
Per share-diluted	0.23	0.24	0.24	(4.2)	(4.2)
Return on average assets	0.95%	1.03%	1.09%	(7.8)	(12.8)
Return on average common equity	15.00	15.39	16.36	(2.5)	(8.3)
Efficiency ratio	65.48	65.12	58.17	0.6	12.6
FINANCIAL DATA - YEAR TO DATE:
Net income before taxes	$7,399	—	$7,188	—	2.9%
Federal and state income tax provision	2,478	—	2,732	—	(9.3)
Net income	4,921	—	4,456	—	10.4
Per share-basic	0.75	—	0.70	—	7.1
Per share-diluted	0.71	—	0.66	—	7.6
Return on average assets	1.02%	—	1.08%	—	(5.6)
Return on average common equity	15.54	—	15.82	—	(1.8)
Efficiency ratio	65.29	—	62.16	—	5.0
SHARE INFORMATION:
Closing price per share	$15.28	$15.49	$12.47	(1.4)%	22.6%
Cash dividends declared	0.05	0.05	0.05	—	—
Book value per share	6.92	6.60	6.16	4.8	12.3
Average diluted shares outstanding (QTD)	6,925	6,905	6,747	0.3	2.6
CAPITAL RATIOS:
Total equity to total assets	6.80%	6.48%	6.48%	4.9%	4.9%
Tier I capital to average assets (leverage)	9.12	8.22	8.55	10.9	6.7
Tier I capital to risk-adjusted assets	10.92	9.85	10.40	10.9	5.0
Total risk-based capital	12.91	11.10	11.65	16.3	10.8
CREDIT QUALITY AND RATIOS:
Nonperforming assets	$6,473	$2,552	$5,733	153.6%	12.9%
Net charge offs to average loans (QTD)	0.14%	0.10%	0.33%	40.0	(57.6)
Allowance for loan losses to total loans	1.50	1.50	1.51	—	(0.7)
Nonperforming assets to total loans and OREO	1.30	0.53	1.32	145.3	(1.5)

Unity Bancorp, Inc.
Consolidated Balance Sheets
(In thousands)

	Sep. 30, 2006	Jun. 30, 2006	Sep. 30, 2005	Sep. 06 vs.

				Jun. 06	Sep. 05

ASSETS:
Cash and due from banks	$15,899	$13,709	$11,675	16.0%	36.2%
Federal funds sold and interest bearing deposits	22,383	42,631	41,947	(47.5)	(46.6)
Securities:
Available for sale	68,907	68,104	69,248	1.2	(0.5)
Held to maturity	43,910	40,875	33,764	7.4	30.0
Total securities	112,817	108,979	103,012	3.5	9.5
Loans:
SBA - Held for sale	18,474	24,384	14,832	(24.2)	24.6
SBA - Held to Maturity	61,885	59,111	65,858	4.7	(6.0)
Commercial	308,646	297,826	242,728	3.6	27.2
Residential mortgage	61,787	55,966	63,474	10.4	(2.7)
Consumer	48,050	47,335	47,857	1.5	0.4
Total loans	498,842	484,622	434,749	2.9	14.7
Less: Allowance for loan losses	7,480	7,257	6,558	3.1	14.1
Net loans	491,362	477,365	428,191	2.9	14.8
Goodwill and other intangibles	1,607	1,611	—	(0.2)	—
Premises and equipment, net	11,123	10,954	10,555	1.5	5.4
Accrued interest receivable	3,724	3,460	2,932	7.6	27.0
Loan servicing asset	2,307	2,424	2,288	(4.8)	0.8
Bank Owned Life Insurance	5,325	5,279	5,140	0.9	3.6
Other assets	4,764	4,458	4,176	6.9	14.1
Total Assets	$671,311	$670,870	$609,916	0.1%	10.1%
LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest-bearing demand deposits	$77,057	$81,721	$81,114	(5.7)%	(5.0)%
Interest-bearing deposits:
Interest bearing checking	111,142	116,497	139,544	(4.6)	(20.4)
Savings	195,626	187,841	154,224	4.1	26.8
Time, under $100,000	115,082	124,652	93,565	(7.7)	23.0
Time, $100,000 and over	58,544	65,665	50,249	(10.8)	16.5
Total deposits	557,451	576,376	518,696	(3.3)	7.5
Borrowed funds and subordinated debentures	66,589	49,279	49,279	35.1	35.1
Accrued interest payable	360	313	249	15.0	44.6
Accrued expenses and other liabilities	1,268	1,456	2,166	(12.9)	(41.5)
Total liabilities	625,668	627,424	570,390	(0.3)	9.7
Commitments and Contingencies	—	—	—
Shareholders’ equity:
Common stock, no par value, 12,500 shares authorized	44,118	43,866	38,078	0.6	15.9
Retained earnings	2,851	1,555	2,454	83.3	16.2
Treasury stock at cost	(242)	(242)	(242)	—	—
Accumulated other comprehensive loss, net of tax	(1,084)	(1,733)	(764)	N/M	N/M
Total shareholders’ equity	45,643	43,446	39,526	5.1	15.5
Total Liabilities and Shareholders’
Equity	$671,311	$670,870	$609,916	0.1%	10.1%
COMMON SHARES AT PERIOD END:
Issued	6,623	6,602	6,443
Outstanding	6,600	6,579	6,420
Treasury	23	23	23

N/M= Not meaningful

Unity Bancorp, Inc.
Consolidated Statements of Income
(In thousands, except per share data)

	Sep. 30, 2006	Jun. 30, 2006	Sep. 30, 2005	Sep. 06 vs.

				Jun. 06	Sep. 05

FOR THE THREE MONTHS ENDED:
INTEREST INCOME
Fed funds sold and interest on deposits	$270	$354	$108	(23.7)%	150.0%
Securities:
Available for sale	846	709	782	19.3	8.2
Held to maturity	548	467	411	17.3	33.3
Total securities	1,394	1,176	1,193	18.5	16.8
Loans:
SBA	2,175	2,179	1,784	(0.2)	21.9
Commercial	5,779	5,368	4,215	7.7	37.1
Residential mortgage	810	788	895	2.8	(9.5)
Consumer	830	779	690	6.5	20.3
Total loan interest income	9,594	9,114	7,584	5.3	26.5
Total interest income	11,258	10,644	8,885	5.8	26.7
INTEREST EXPENSE
Interest bearing demand deposits	637	653	655	(2.5)	(2.7)
Savings deposits	1,971	1,704	971	15.7	103.0
Time deposits	1,968	1,671	982	17.8	100.4
Borrowed funds and subordinated debentures	738	583	540	26.6	36.7
Total interest expense	5,314	4,611	3,148	15.2	68.8
Net interest income	5,944	6,033	5,737	(1.5)	3.6
Provision for loan losses	400	250	675	60.0	(40.7)
Net interest income after provision for loan losses	5,544	5,783	5,062	(4.1)	9.5
NONINTEREST INCOME
Service charges on deposit accounts	386	409	452	(5.6)	(14.6)
Service and loan fee income	491	406	473	20.9	3.8
Gain on SBA loan sales	927	558	877	66.1	5.7
Gain on Mortgage loan sales	119	110	133	8.2	(10.5)
Gain on sales of other loans	—	—	—	—	—
Bank owned life insurance	47	46	47	2.2	—
Net securities gains	69	—	(8)	—	(962.5)
Other income	204	118	158	72.9	29.1
Total noninterest income	2,243	1,647	2,132	36.2	5.2
NONINTEREST EXPENSES
Compensation and benefits	2,809	2,664	2,367	5.4	18.7
Processing and communications	555	553	541	0.4	2.6
Occupancy, net	631	646	555	(2.3)	13.7
Furniture and equipment	372	381	335	(2.4)	11.0
Professional fees	222	151	138	47.0	60.9
Loan servicing costs	175	55	105	218.2	66.7
Advertising	101	148	176	(31.8)	(42.6)
Deposit insurance	17	16	15	6.3	13.3
Other	434	387	350	12.1	24.0
Total noninterest expenses	5,316	5,001	4,582	6.3	16.0
Income before taxes	2,471	2,429	2,612	1.7	(5.4)
Federal and state income tax provision	844	792	993	6.6	(15.0)
Net Income	$1,627	$1,637	$1,619	(0.6)%	0.5%
Net Income Per Common Share-Basic	$0.25	$0.25	$0.25	—%	—%
Net Income Per Common Share-Diluted	$0.23	$0.24	$0.24	(4.2)%	(4.2)%
AVERAGE COMMON SHARES OUTSTANDING:
Basic	6,591	6,574	6,418
Diluted	6,925	6,905	6,747

Unity Bancorp, Inc.
Consolidated Statements of Income
(Dollars in thousands, except per share data)

	Sep. 30, 2006	Sep. 30, 2005	Sep. 06 vs. Sep. 05

YEAR TO DATE
INTEREST INCOME
Fed funds sold and interest on deposits	$831	$287	189.5%
Securities:
Available for sale	2,263	2,387	(5.2)
Held to maturity	1,491	1,033	44.3
Total securities	3,754	3,420	9.8
Loans:
SBA	6,507	4,591	41.7
Commercial	16,039	11,617	38.1
Residential mortgage	2,418	2,502	(3.4)
Consumer	2,353	1,934	21.7
Total loan interest income	27,317	20,644	32.3
Total interest income	31,902	24,351	31.0
INTEREST EXPENSE
Interest bearing demand deposits	1,984	1,901	4.4
Savings deposits	4,867	2,212	120.0
Time deposits	5,138	2,509	104.8
Borrowed funds and subordinated debentures	1,883	1,462	28.8
Total interest expense	13,872	8,084	71.6
Net interest income	18,030	16,267	10.8
Provision for loan losses	950	1,325	(28.3)
Net interest income after provision for loan losses	17,080	14,942	14.3
NONINTEREST INCOME
Service charges on deposit accounts	1,228	1,321	(7.0)
Service and loan fee income	1,292	1,639	(21.2)
Gain on SBA loan sales	2,185	2,078	5.1
Gain on Mortgage loan sales	291	279	4.3
Gains on sales of other loans	82	—	—
Bank owned life insurance	140	140	0.0
Net securities gains	69	69	0.0
Other income	605	592	2.2
Total noninterest income	5,892	6,118	(3.7)
NONINTEREST EXPENSES
Compensation and benefits	8,198	7,078	15.8
Processing and communications	1,635	1,496	9.3
Occupancy, net	1,925	1,649	16.7
Furniture and equipment	1,146	991	15.6
Professional fees	505	441	14.5
Loan servicing costs	331	451	(26.6)
Advertising	419	548	(23.5)
Deposit insurance	50	45	11.1
Other	1,364	1,173	16.3
Total noninterest expenses	15,573	13,872	12.3
Income before taxes	7,399	7,188	2.9
Federal and state income tax provision	2,478	2,732	(9.3)
Net Income	$4,921	$4,456	10.4%
Net Income Per Common Share-Basic	$0.75	$0.70	7.1%
Net Income Per Common Share-Diluted	$0.71	$0.66	7.6%
Average common shares outstanding:
Basic	6,574	6,405
Diluted	6,909	6,745

Unity Bancorp, Inc.
Consolidated Average Balance Sheets with Resultant Interest and Rates
(Tax-equivalent basis, dollars in thousands)

	Three Months Ended

	September 30, 2006			June 30, 2006

	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits with banks	$20,698	$270	5.18%	$30,005	$354	4.73%
Securities:
Available for sale	70,911	859	4.85	62,831	722	4.60
Held to maturity	43,514	558	5.13	38,283	467	4.88
Total securities	114,425	1,417	4.95	101,114	1,189	4.70
Loans, net of unearned discount:
SBA	83,021	2,175	10.48	83,708	2,179	10.41
Commercial	305,862	5,779	7.50	286,943	5,368	7.50
Residential mortgage	57,569	810	5.63	58,135	788	5.42
Consumer	47,792	830	6.89	46,690	779	6.69
Total loans	494,244	9,594	7.72	475,476	9,114	7.68
Total interest-earning assets	629,367	11,281	7.13	606,595	10,657	7.04
Noninterest-earning assets:
Cash and due from banks	13,000			12,535
Allowance for loan losses	(7,569)			(7,478)
Other assets	45,273			28,355
Total noninterest-earning assets	50,704			33,412
Total Assets	$680,071			$640,007
LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$116,043	637	2.18	$116,303	653	2.25
Savings deposits	192,835	1,971	4.06	184,168	1,704	3.71
Time deposits	178,442	1,968	4.38	167,245	1,671	4.01
Total interest-bearing deposits	487,320	4,576	3.73	467,716	4,028	3.45
Borrowed funds and subordinated debentures	57,160	738	5.12	49,279	583	4.75
Total interest-bearing liabilities	544,480	5,314	3.87	516,995	4,611	3.58
Noninterest-bearing liabilities:
Demand deposits	77,897			78,764
Other liabilities	14,657			1,589
Total noninterest-bearing liabilities	92,554			80,353
Shareholders’ equity	43,037			42,659
Total Liabilities and Shareholders’ Equity	$680,071			$640,007
Net interest spread		5,967	3.26%		6,046	3.46%
Tax-equivalent basis adjustment		(23)			(13)
Net interest income		$5,944			$6,033
Net interest margin			3.79%			3.99%

Unity Bancorp, Inc.
Consolidated Average Balance Sheets with Resultant Interest and Rates
(Tax-equivalent basis, dollars in thousands)

	Three Months Ended

	September 30, 2006			September 30, 2005

	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits with banks	$20,698	$270	5.18%	$14,465	$108	2.96%
Securities:
Available for sale	70,911	859	4.85	74,803	795	4.25
Held to maturity	43,514	558	5.13	35,274	411	4.66
Total securities	114,425	1,417	4.95	110,077	1,206	4.38
Loans, net of unearned discount:
SBA	83,021	2,175	10.48	79,540	1,784	8.97
Commercial	305,862	5,779	7.50	240,382	4,215	6.96
Residential mortgage	57,569	810	5.63	65,048	895	5.50
Consumer	47,792	830	6.89	48,305	690	5.67
Total loans	494,244	9,594	7.72	433,275	7,584	6.97
Total interest-earning assets	629,367	11,281	7.13	557,817	8,898	6.35
Noninterest-earning assets:
Cash and due from banks	13,000			13,623
Allowance for loan losses	(7,569)			(6,575)
Other assets	45,273			25,701
Total noninterest-earning assets	50,704			32,749
Total Assets	$680,071			$590,566
LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$116,043	637	2.18	$147,124	655	1.77
Savings deposits	192,835	1,971	4.06	153,640	971	2.51
Time deposits	178,442	1,968	4.38	117,185	982	3.32
Total interest-bearing deposits	487,320	4,576	3.73	417,949	2,608	2.48
Borrowed funds and subordinated debentures	57,160	738	5.12	50,862	540	4.21
Total interest-bearing liabilities	544,480	5,314	3.87	468,811	3,148	2.66
Noninterest-bearing liabilities:
Demand deposits	77,897			78,833
Other liabilities	14,657			3,663
Total noninterest-bearing liabilities	92,554			82,496
Shareholders’ equity	43,037			39,259
Total Liabilities and Shareholders’ Equity	$680,071			$590,566
Net interest spread		5,967	3.26%		5,750	3.69%
Tax-equivalent basis adjustment		(23)			(13)
Net interest income		$5,944			$5,737
Net interest margin			3.79%			4.12%

Unity Bancorp, Inc.
Consolidated Average Balance Sheets with Resultant Interest and Rates
(Tax-equivalent basis, dollars in thousands)

	Year to Date

	September 30, 2006			September 30, 2005

	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits with banks	$23,403	$831	4.75%	$13,788	$287	2.78%
Securities:
Available for sale	66,207	2,302	4.64	76,572	2,426	4.22
Held to maturity	40,378	1,501	4.96	29,207	1,033	4.72
Total securities	106,585	3,803	4.76	105,779	3,459	4.36
Loans, net of unearned discount:
SBA	84,209	6,507	10.30	71,853	4,591	8.52
Commercial	288,169	16,039	7.44	223,982	11,617	6.93
Residential mortgage	58,930	2,418	5.47	62,030	2,502	5.38
Consumer	46,999	2,353	6.69	45,425	1,934	5.69
Total loans	478,307	27,317	7.63	403,290	20,644	6.84
Total interest-earning assets	608,295	31,951	7.02	522,857	24,390	6.23
Noninterest-earning assets:
Cash and due from banks	12,416			13,098
Allowance for loan losses	(7,402)			(6,266)
Other assets	33,559			24,034
Total noninterest-earning assets	38,573			30,866
Total Assets	$646,868			$553,723
LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$120,121	1,984	2.21	$153,396	1,901	1.66
Savings deposits	178,481	4,867	3.65	126,246	2,212	2.34
Time deposits	169,465	5,138	4.05	109,224	2,509	3.07
Total interest-bearing deposits	468,067	11,989	3.42	388,866	6,622	2.28
Borrowed funds and subordinated debentures	51,935	1,883	4.85	45,884	1,462	4.26
Total interest-bearing liabilities	520,002	13,872	3.57	434,750	8,084	2.49
Noninterest-bearing liabilities:
Demand deposits	78,279			78,593
Other liabilities	6,239			2,713
Total noninterest-bearing liabilities	84,518			81,306
Shareholders’ equity	42,348			37,667
Total Liabilities and Shareholders’ Equity	$646,868			$553,723
Net interest spread		18,079	3.45%		16,306	3.74%
Tax-equivalent basis adjustment		(49)			(39)
Net interest income		$18,030			$16,267
Net interest margin			3.96%			4.16%

Unity Bancorp, Inc.
Allowance for Loan Losses and Loan Quality Schedules
(Dollars in thousands)

	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

ALLOWANCE FOR LOAN LOSSES:
Balance, beginning	$7,257	$7,120	$6,892	$6,558	$6,239
Provision charged to expense	400	250	300	525	675
	7,657	7,370	7,192	7,083	6,914
Less: Charge offs
SBA	141	66	46	91	(9)
Commercial	50	48	4	18	87
Residential mortgage	—	—	—	—	25
Consumer	3	14	35	249	262
Total Charge Offs	194	128	85	358	365
Add: Recoveries
SBA	—	—	—	130	—
Commercial	12	2	11	24	8
Residential mortgage	—	—	—	—	—
Consumer	5	13	2	13	1
Total Recoveries	17	15	13	167	9
Net Charge Offs	177	113	72	191	356
Balance, ending	$7,480	$7,257	$7,120	$6,892	$6,558
LOAN QUALITY INFORMATION:
Nonperforming loans	$6,473	$2,552	$3,605	$4,361	$5,555
Other real estate owned, net	—	—	176	178	178
Nonperforming assets	$6,473	$2,552	$3,781	$4,539	$5,733
Loans 90 days past due and still accruing	$658	$—	$326	$—	$—
Allowance for loan losses to:
Total loans at period end	1.50%	1.50%	1.52%	1.54%	1.51%
Nonperforming loans	115.56	284.37	197.50	158.04	118.06
Nonperforming assets	115.56	284.37	188.31	151.84	114.39
Net charge offs to average loans (QTD)	0.14	0.10	0.06	0.17	0.33
Net charge offs to average loans (YTD)	0.10	0.08	0.06	0.20	0.21
Nonperforming loans to total loans	1.30	0.53	0.77	0.97	1.28
Nonperforming assets to total loans and OREO	1.30	0.53	0.81	1.01	1.32

Unity Bancorp, Inc.
Quarterly Financial Data

	09/30/06	06/30/06	03/31/06	12/31/05	09/30/05

SUMMARY OF INCOME (in thousands):
Interest income	$11,258	$10,644	$10,000	$9,486	$8,885
Interest expense	5,314	4,611	3,947	3,519	3,148
Net interest income	5,944	6,033	6,053	5,967	5,737
Provision for loan losses	400	250	300	525	675
Net interest income after provision	5,544	5,783	5,753	5,442	5,062
Noninterest income	2,243	1,647	2,002	2,072	2,132
Noninterest expense	5,316	5,001	5,256	4,804	4,582
Income before income taxes	2,471	2,429	2,499	2,710	2,612
Federal and state income tax provision	844	792	842	956	993
Net Income	1,627	1,637	1,657	1,754	1,619
Net Income per Common Share:
Basic	$0.25	$0.25	$0.25	$0.27	$0.25
Diluted	0.23	0.24	0.24	0.26	0.24
COMMON SHARE DATA:
Cash dividends declared	$0.05	$0.05	$0.05	$0.05	$0.05
Book value at quarter end	6.92	6.60	6.47	6.26	6.16
Market value at quarter end	15.28	15.49	15.29	13.33	12.47
Average common shares outstanding: (000’s)
Basic	6,591	6,574	6,556	6,491	6,418
Diluted	6,925	6,905	6,896	6,807	6,747
Common shares outstanding at period end (000’s)	6,600	6,579	6,566	6,536	6,420
OPERATING RATIOS:
Return on average assets	0.95%	1.03%	1.08%	1.16%	1.09%
Return on average common equity	15.00	15.39	16.26	17.62	16.36
Efficiency ratio	65.48	65.12	65.25	59.76	58.17
BALANCE SHEET DATA (in thousands):
Assets	$671,311	$670,870	$628,055	$614,172	$609,916
Deposits	557,451	576,376	534,437	521,860	518,696
Loans	498,842	484,622	467,963	448,567	434,749
Shareholders’ equity	45,643	43,446	42,477	40,929	39,526
Allowance for loan losses	7,480	7,257	7,120	6,892	6,558
TAX-EQUIVALENT YIELDS AND RATES:
Interest-earning assets	7.13%	7.04%	6.86%	6.63%	6.35%
Interest-bearing liabilities	3.87	3.58	3.21	2.91	2.66
Net interest spread	3.26	3.46	3.65	3.72	3.69
Net interest margin	3.79	3.99	4.12	4.20	4.12
CREDIT QUALITY:
Nonperforming assets (in thousands)	$6,473	$2,552	$3,781	$4,539	$5,733
Allowance for loan losses to period-end loans	1.50%	1.50%	1.52%	1.54%	1.51%
Net charge offs to average loans	0.14	0.10	0.06	0.17	0.33
Nonperforming assets to loans and OREO	1.30	0.53	0.81	1.01	1.32
CAPITAL AND OTHER:
Total equity to assets	6.80%	6.48%	6.76%	6.66%	6.48%
Tier I capital to average assets (leverage)	9.12	8.22	8.26	8.48	8.55
Tier I capital to risk-adjusted assets	10.92	9.85	9.93	10.26	10.40
Total capital to risk-adjusted assets	12.91	11.10	11.18	11.51	11.65
Number of banking offices	14	14	14	14	13
Number of ATMs	16	16	16	16	15
Number of employees	205	191	190	190	185

SOURCE  Unity Bancorp, Inc.
          -0-                                                  10/19/2006
          /CONTACT:  News Media & Financial Analyst Contact: Alan Bedner, EVP, Chief Financial Officer of Unity Bancorp, +1-908-713-4308/
          /Web site:  http://www.unitybank.com /